SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 4, 2004

BELL INDUSTRIES, INC.

(Exact name of registrant as specified in charter)

California	1-11471	95-2039211
(State of incorporation)	(Commission File Number)	(IRS Identification No.)

1960 E. Grand Avenue, Suite 560, El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 563-2355.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
99.l	August 4, 2004 Press Release by Bell Industries, Inc.

Item 12. Results of Operations and Financial Condition

On August 4, 2004, Bell Industries, Inc., (the “Company”) issued a press release describing selected financial results of the Company for the quarter ended June 30, 2004. Pursuant to SEC Release No. 33-8216, this press release is attached hereto as Exhibit 99.1 and is being filed under Item 12, to this Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELL INDUSTRIES, INC.
Dated: August 4, 2004	By:	/s/ TRACY A. EDWARDS
Tracy A. Edwards
President - Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated August 4, 2004.